UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 5, 2010, 1st Financial Services Corporation (the “Company”) announced that Holly L. Schreiber has been appointed Chief Financial Officer of the Company and its wholly owned subsidiary, Mountain 1st Bank & Trust Company (the “Bank”). Ms. Schreiber’s appointment as Chief Financial Officer of the Company will become effective May 24, 2010, whereas her appointment as Chief Financial Officer of the Bank is subject to regulatory approval.

There follows a brief description of the terms and conditions of the Employment Agreement executed by the Company, the Bank and Ms. Schreiber on April 27, 2010 (the “Employment Agreement”). A copy of the Employment Agreement is attached as Exhibit 99.1, and incorporated herein by reference.

Unless earlier terminated, the Employment Agreement has a term of three years beginning as of May 24, 2010 (the “Effective Date”), and ending as of May 23, 2013 (the “Term”).

The Employment Agreement provides that the Company and the Bank (together the “Employer”) shall pay Ms. Schreiber a base salary of $190,000 for the first year of the Term, $195,000 for the second year of the Term, and $200,000 for the third and final year of the Term.

Ms. Schreiber shall receive a bonus of $30,000 within five days of her appointment as Chief Financial Officer of the Bank becoming effective. On the Effective Date, and (unless the Employment Agreement is sooner terminated) on the first and second anniversary thereof, Ms. Schreiber shall receive restricted stock having a value of $25,000. The restricted stock shall be subject to the terms of the Company’s 2008 Omnibus Equity Plan and a restricted stock award agreement, and to the TARP Standards for Compensation and Corporate Governance, and any amendments or supplements or any successor rules thereto (the “CPP Rules”).

Ms. Schreiber shall be entitled to receive annual perquisites having an aggregate value of no more than $15,000, including Employer-paid dues and assessments for membership in and use of civic and social clubs and a monthly automobile allowance.

Subject to the CPP Rules, Ms. Schreiber shall be entitled throughout the Term to participate in any and all officer or employee compensation, bonus, incentive, and benefit plans in effect from time to time, including without limitation plans providing pension, medical, dental, disability, and group life benefits, including the Employer’s 401(k) Plan, and to receive any and all other fringe benefits provided from time to time, provided that Ms. Schreiber satisfies the eligibility requirements for any such plans or benefits.

As long as the Employer is subject to the CPP Rules, any bonus or incentive compensation paid or payable to Ms. Schreiber shall be repaid by Ms. Schreiber if the compensation was based on materially inaccurate financial statements or on any other materially inaccurate performance criteria.

Ms. Schreiber’s employment shall terminate automatically upon Ms. Schreiber’s death. If Ms. Schreiber dies in active service to the Employer, Ms. Schreiber’s estate shall receive any sums due to Ms. Schreiber as base salary, reimbursement of expenses through the end of the month in which death occurred, reimbursement of perquisites paid by Ms. Schreiber or payable by his estate, any bonus earned or accrued through the date of death, including any unvested amounts awarded for previous years, and for 12 months after Ms. Schreiber’s death the Employer shall provide without cost to Ms. Schreiber’s family continuing health care coverage under COBRA substantially identical to that provided for Ms. Schreiber before death.

Either Ms. Schreiber or the Employer may terminate Ms. Schreiber’s employment at any time with or without cause, in which event Ms. Schreiber shall receive base salary, and reimbursement of expenses and perquisites through the date of termination.

The Employment Agreement provides that the Board may unilaterally and without Ms. Schreiber’s consent modify any of the provisions of the Employment Agreement and the agreement or agreements memorializing restricted stock grants, if in the Board’s sole judgment the modification is necessary to comply with the CPP Rules.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 5, 2010, the Company announced that Holly L. Schreiber has been appointed Chief Financial Officer of the Company and the Bank. Ms. Schreiber’s appointment as Chief Financial Officer of the Company will become effective May 24, 2010, whereas her appointment as Chief Financial Officer of the Bank is subject to regulatory approval.

A copy of the Company’s press release making this announcement is attached as Exhibit 99.2 and is incorporated herein by reference.

Prior to being appointed Chief Financial Officer of the Company, Ms. Schreiber (age 44) was Chief Financial Officer of Coastal Carolina Bancshares, Inc. and, its subsidiary, Coastal Carolina National Bank. From September 2006 until February 2008, Ms. Schreiber, a certified public accountant, was a consultant in the Charlotte, NC office of Resources Global Professional, an international consulting firm headquartered in Irvine, CA, and was assigned to various companies to serve as a financial reporting consultant, including several banks. From July 2007 to December 2007 she was a contract consultant for Robert Half International, a contract consulting firm located in Charlotte, NC, and in that capacity served as Interim Chief Financial Officer for Carolina Premier Bank, a de novo bank in Charlotte, NC. From June 1999 until October 2003, Ms. Schreiber was a Senior Vice President for National City Corporation, a bank holding company, with responsibilities in the areas of accounting, financial reporting, and investor relations. Ms Schreiber held various senior finance positions with several other financial institutions from July 1993 until May 1999. Prior to that, she served as an audit manager in the financial services practice of KPMG, LLP.

A brief description of the material terms of Ms. Schreiber’s Employment Agreement is contained in Item 1.01, “Entry into a Material Definitive Agreement,” above, and is incorporated herein by reference.

Mary K. Dopko, who has been performing the functions of the principal financial officer since the resignation of the former Chief Financial Officer in February, 2010, will continue to serve the Company and the Bank as Controller.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Employment Agreement among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company and Holly L. Schreiber, dated April 27, 2010.

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: May 5, 2010.	By:	/s/ Michael G. Mayer
Michael G. Mayer,
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Employment Agreement among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company and Holly L. Schreiber, dated April 27, 2010.

99.2	Press Release

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